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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):       August 20, 2001
                                                  --------------------------



                                  KEANE, INC.
        --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
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                (State or Other Jurisdiction of Incorporation)

         001-7516                                       04-2437166
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  (Commission File Number)                 (IRS Employer Identification No.)

  Ten City Square, Boston, Massachusetts                               02129
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(Address of Principal Executive Offices)                             (Zip Code)

                                (617) 241-9200
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
         ------------

     On August 20, 2001, Keane, Inc., a Massachusetts corporation ("Keane"), Veritas Acquisition Corp., a Virginia corporation and a wholly owned subsidiary of Keane, and Metro Information Services, Inc., a Virginia corporation ("Metro"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Veritas Acquisition Corp. will be merged with and into Metro (the "Merger"). Upon consummation of the Merger, Metro will become a wholly owned subsidiary of Keane.

     As a result of the Merger, each outstanding share of Metro common stock, $0.01 par value per share (the "Metro Common Stock"), will be converted into the right to receive 0.48 of a share of Keane common stock, $0.10 par value per share (the "Keane Common Stock"). The Merger, which has been approved by the board of directors of each company, is subject to customary closing conditions and regulatory approvals, as well as the approval of the shareholders of Metro. The Merger is not subject to the approval of stockholders of Keane.

     Keane also entered into a shareholder's agreement with John H. Fain, Metro's Chairman of the Board and Chief Executive Officer, who, together with his family trusts, beneficially owns more than 50% of the outstanding shares of Metro Common Stock. Pursuant to the shareholder's agreement, Mr. Fain has agreed to vote a portion of his Metro Common Stock, representing 40% of the outstanding shares of Metro Common Stock, in favor of the Merger.

     A copy of the Merger Agreement and the shareholder's agreement are attached to this Current Report on Form 8-K as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Not applicable.

     (c)  Exhibits.
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          2.1  Agreement and Plan of Merger, dated as of August 20, 2001, among
               Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc. (1)

          99.1 Shareholder's Agreement, dated as of August 20, 2001, between Keane, Inc. and John H. Fain

                                      -2-
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(1)  The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.



                                      -3-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2001           REGISTRANT

                                KEANE, INC.

                                By: /s/ John J. Leahy
                                -------------------------------------
                                    John J. Leahy
                                    Senior Vice President -- Finance and
                                    Administration and Chief Financial Officer

                                      -4-
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                              EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

     2.1 Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc. (1)

    99.1 Shareholder's Agreement, dated as of August 20, 2001, between Keane, Inc. and John H. Fain

____________________

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.